UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

NETLIST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

175 Technology Drive, Suite 150

Irvine, California 92618

(Address of principal executive offices, including zip code)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Joint Development and License Agreement; Senior Secured Convertible Promissory Note and Warrant Sale; Payoff Letter

On November 12, 2015, Netlist, Inc. (the “Company”) entered into a Joint Development and License Agreement (“JDLA”) with Samsung Electronics Co., Ltd. (“Samsung”), pursuant to which the Company and Samsung agreed to work together to jointly develop a standardized product interface for NVDIMM-P memory modules in order to facilitate broad industry adoption of this new technology. The Company received $8 million non-recurring engineering fee (NRE) from Samsung for the joint development. The JDLA also includes cross licensing of each party’s respective patent portfolios, as well as access to raw materials (DRAM and NAND flash) at competitive prices, and an important strategic partner that can facilitate getting the Company’s HyperVault technology to market. Both parties may enter into an additional agreement in the future for Samsung to be granted commercial license for the Company’s NVDIMM-P technology.  The JDLA also includes a Right of First Refusal wherein the Company will provide Samsung the right to acquire the Company’s NVDIMM-P technology in a separate, subsequent transaction before the Company offers the technology to a third party. The Company also received $15 million under the SVIC Note (as defined below).

On November 18, 2015 (“Closing Date”), the Company also entered into a Senior Secured Convertible Promissory Note and Warrant Purchase Agreement (“SVIC Purchase Agreement”), with SVIC No. 28 New Technology Business Investment L.L.P., a Korean limited liability partnership (“SVIC”) and an affiliate of Samsung Venture Investment Co., pursuant to which the Company sold SVIC a Senior Secured Convertible Promissory Note (“SVIC Note”) and a Stock Purchase Warrant (“SVIC Warrant”), each dated as of the Closing Date. The SVIC Note has an original principal amount of $15 million, accrues interest at a rate of 2% per year, is due and payable in full on December 31, 2021 (“SVIC Note Maturity Date”) and the principal and accrued but unpaid interest of which are convertible into shares of the Company’s Common Stock at a conversion price of $1.25 per share (the “Conversion Price”), subject to certain adjustments as set forth therein on the SVIC Note Maturity Date. Upon a change of control of the Company prior to the SVIC Note Maturity Date, the SVIC Note may, at the Company’s option, be assumed by the surviving entity or be redeemed upon the consummation of such change of control for the principal and accrued but unpaid interest as of the redemption date. The SVIC Warrant grants SVIC a right to purchase 2,000,000 shares of the Company’s Common Stock at an exercise price of $0.30 per share, subject to certain adjustments as set forth therein, is only exercisable in the event the Company exercises its right to redeem the SVIC Note prior to the SVIC Note Maturity Date and expires on December 31, 2025. In connection with the SVIC Note, SVIC was granted a first priority security interest in the Company’s patents and a second priority security interest in all of the Company’s other assets. On the Closing Date, the Company, Silicon Valley Bank (“SVB”) and SVIC entered into an Intercreditor Agreement in connection with the SVIC Note pursuant to which SVB and SVIC agreed to their relative security interest priorities in the Company’s assets.  On the Closing Date, the Company and SVIC also entered into a Registration Rights Agreement pursuant to which the Company is obligated to register with the SEC the shares of the Company’s Common Stock issued upon conversion of the SVIC Note or upon exercise of the SVIC Warrant.

On November 19, 2015, pursuant to the terms of a payoff letter (the “Payoff Letter”) the Company repaid all sums due under that certain Loan and Security Agreement (as amended, the “Loan Agreement”), dated July 18, 2013, by and between the Company and Fortress Credit Opportunities I LP, a Delaware limited liability company (“Fortress”), as successor to DBD Credit Funding LLC and terminated the Loan Agreement. Pursuant to the Payoff Letter, the parties also terminated the Monetization Letter Agreement (as amended, the “Letter Agreement”), dated July 18, 2013, by and between the Company and Drawbridge Special Opportunities Fund LP.  In connection with the Payoff Letter, the Company made a lump sum payment of $1 million to Fortress, and agreed to amend the outstanding warrant issued in connection with the entry of the Loan Agreement and Letter Agreement to reduce the exercise price per share to $0.47.  Additionally, pursuant to the Payoff Letter, the Company issued to Fortress a new ten year warrant to purchase 1 million shares of our Common Stock with an exercise price per share of $0.47.

Copies of the SVIC Purchase Agreement, the SVIC Note, the registration rights agreement, the warrants and the Payoff Letter are all attached hereto and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K that relates to the creation of a direct financial obligation of the Company is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The Company relied on the exemption from registration contained in Section 4(a)(2) of the Securities Act in connection with the issuance of the SVIC Note and the warrants. The SVIC Note and the warrants have not been registered under the Securities Act, or state securities laws, and may not be offered or sold in the United States without being registered with the SEC or through an applicable exemption from SEC registration requirements. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the SVIC Note nor the securities issuable upon exercise thereof. The other information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 8.01 Other Events.

On November 19, 2015, the Company issued press releases announcing the execution of the SVIC Purchase Agreement and the JDLA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Senior Secured Convertible Promissory Note, dated November 18, 2015.
4.2	Stock Purchase Warrant (SVIC), dated November 18, 2015.
4.3	Stock Purchase Warrant (Fortress), dated November 18, 2015.
4.4	Amendment No. 1 to Stock Purchase Warrant (Fortress), dated November 18, 2015.
10.1	Senior Secured Convertible Promissory Note and Warrant Purchase Agreement, dated November 18, 2015.
10.2	Registration Rights Agreement, dated November 18, 2015.
10.3	Payoff Letter, dated November 18, 2015.
99.1	Press Release of Netlist, Inc., dated November 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Dated: November 19, 2015	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Senior Secured Convertible Promissory Note, dated November 18, 2015.
4.2	Stock Purchase Warrant (SVIC), dated November 18, 2015.
4.3	Stock Purchase Warrant (Fortress), dated November 18, 2015.
4.4	Amendment No. 1 to Stock Purchase Warrant (Fortress), dated November 18, 2015.
10.1	Senior Secured Convertible Promissory Note and Warrant Purchase Agreement, dated November 18, 2015.
10.2	Registration Rights Agreement, dated November 18, 2015.
10.3	Payoff Letter, dated November 18, 2015.
99.1	Press Release of Netlist, Inc., dated November 19, 2015.